SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant | X |
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|X|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                              VISX, INCORPORATED
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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|_|  Check box if any part of the fee is offset as provided by Exchange Act
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

slide 1

                     THE LEADER IN LASER VISION CORRECTION



                                   [VISX LOGO]

                                      VISX
                                  INCORPORATED

                              WE MAKE THINGS CLEAR
slide 2

CAUTIONARY STATEMENTS

     This presentation contains certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on current expectations, forecasts, and assumptions of VISX that involve risks and uncertainties. Forward-looking statements in this letter, including statements regarding our future leadership position and financial performance, the ability to gain incremental revenue and profit from VISX procedures and reinvigorate demand for laser vision correction, and the expansion of our current market penetration, are based on information available to the Company as of the date hereof. FDA approval of CustomVueTM is expected in the second quarter of 2003, but is not certain. The Company's actual results could differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with the Company's business, which include the risk factors disclosed in the Company's most recent filings with the Securities and Exchange Commission, including VISX's Annual Report and Form 10K for the year ended December 31, 2002. The Company assumes no obligation to update the information included in this presentation, whether as a result of new information, future events or otherwise.


[VISX LOGO]
slide 3

                               The Laser Vision
                              Correction Market


[VISX LOGO]
slide 4

Market Dynamics

     o    More procedures than any other elective surgery

     o    Widely advertised procedure

     o    Considerable media exposure

     o    Economy has impacted growth

     o    New CustomVue[TM] procedure offers fresh message


[VISX LOGO]
slide 5

                                   [BAR GRAPH OMITTED]

                      Consumer Confidence Impacts Market

                        Q1-01   Q2-01   Q3-01   Q4-01   Q1-02   Q2-02   Q3-02   Q4-02
LASIK Procedures        415,200 369,400 286,300 274,800 355,400  314,750 253,300  252,000
Consumer Confidence     117     118.9   97      93.7    110.2   106.3   93.7    80.3



[VISX LOGO]
slide 6

[PIE CHART OMITTED]

Consumer Interest in LVC

     Respondents 18-34 years of age

May have                        33%

Definitely or probably have     15%


Source:  VisionWatch Survey

Consumers Want To Get Rid Of Glasses And Contacts.
They Know They Can With LVC.



[VISX LOGO]
slide 7

VISX

     o    Market Leader in Laser Vision Correction

     o    Strong Financial Position

     o    Poised for Growth

     o    Focused on Maximizing Stockholder Return

     o    Seasoned Board and Management that Understand Drivers for VISX


[VISX LOGO]
slide 8

Continued Strong Market Share

[PIE CHARTS OMITTED]

Percentage of Market Share Based on Number of Procedures Performed

2000
VISX     68%
Alcon    20%
Nidek     9%
B&L       2%
Other     1%

2001
VISX     60%
Alcon    23%
Nidek    12%
B&L       4%
Other     1%

2002
VISX     60%
Alcon    22%
Nidek     8%
B&L       8%
Other     2%

Source: MarketScope

[VISX LOGO]
slide 9

Market Leader Since 1997

[GRAPHIC OMITTED]



                Q1 96       Q3 96      Q1 97       Q3 97       Q1 98      Q3 98      Q1 99       Q3 99
Alcon-Summit     100%       81.9%       63.1%       39%         30%      27.2%       19.8%       19.8%
Visx                        18.1%       36.9%       61%         70%      72.8%       77.9%       73.6%
Nidek                                                                                 2.3%        6.6%
LaserSight
B & L


[Table continued]

                  Q1 00         Q3 00      Q1 01       Q3 01       Q1 02      Q3-02
Alcon-Summit      20.1%          19.5%      22.3%       19.8%       19.7%      19.6%
Visx              71.7%          67.5%        63%       61.8%       59.5%      61.1%
Nidek              7.7%           9.8%      10.6%       14.1%       14.5%      13.9%
LaserSight         0.3%           1.5%       0.8%        0.6%        1.2%       0.6%
B & L              0.2%          1.7%       3.3%         3.7%        5.1%       4.8%


Source: MarketScope


[VISX LOGO]
slide 10

Strong Financial Results

2002 Highlights

     o    20% operating income

     o    $123 million in cash

     o    $40 million in cash from operations

     o    Purchased 4 million shares of stock

          -    20 million in the past 6 years



[VISX LOGO]
slide 11

Procedures Drive Business

                             Number of Procedures

                                      X

                                    Revenue
                                Per Procedure


[VISX LOGO]
slide 12

CustomVueTM - A Significant Advancement in Vision Correction

WaveScan                     Star S4
System                       System


[PHOTO]                      [PHOTO]


Comprehensive                Comprehensive
Measurement                  Correction


[VISX LOGO]
slide 13

CustomVueTM Results

     o    More precise correction

          -    0.01 Dioptor vs. 0.25 Diopter with glasses and contacts

     o    Better than 20/20 vision

          - > 70% of patients

o        Night Vision Improvement

          -    Four times as many patients "very satisfied"



                        Potentially Better Vision Than
                             Glasses or Contacts
slide 14

                      CustomVueTM Adds Significant Value


                              [LINE GRAPH OMITTED]
  Annualized
Percent Conversion
from Standard to Custom                     Incremental Operating Profit ($MM)

10%                                                           $7

20%                                                           $14

30%                                                           $21

40%                                                           $28

50%                                                           $35

60%                                                           $42


                   Premium CustomVueTM Fee Leverages Profits


[VISX LOGO]
slide 15

Maximizing Stockholder Value

     o    Organic Growth through Technology Leadership

     o    Stock Repurchase

     o    Merger and Acquisition Opportunities

     o    Strong Corporate Governance Practices



[VISX LOGO]
slide 16

VISX Corporate Governance Highlights

     o    No staggered board

     o    Lead director leads executive sessions of the Board

     o    Board meets regularly in executive sessions w/o management

     o Audit committee meets heightened audit committee independence requirements, includes financial expert

     o    Independent directors on Compensation and Governance committees

     o    Committees are authorized to engage advisors and counsel

     o    Governance principles published in Proxy

     o    Complete access to all VISX officers and employees

     o    Directors will attend certified director education course


[VISX LOGO]
slide 17

Current VISX Board is the Right Board to Lead the Company

|X|      6 of the 7 are independent directors

|X|      All have public company board experience

|X| All with senior level management experience at a NYSE or Nasdaq listed company


                The VISX Board has decades of experience in the
              medical and ophthalmic industries and significant
                     mergers and acquisitions experience


[VISX LOGO]
slide 18


Keith Meister

     o    Limited experience:
          -    J Net, formerly JackPot, recently delisted from the NYSE
          -    Terminated as fund manager at J Net
          -    2 year stint as junior analyst at Lazard Freres

     o    Icahn's employee

     o    Public Board Experience: FOUR MONTHS on an Icahn Controlled Company


                            Board Work is Real Work


[VISX LOGO]
slide 19

Icahn History Overview

Icahn's First Attempt

o        12/05/00 - Announces intent to nominate 6 to VISX Board,
                    including Sam Waksal

o        04/18/01 - Challenges VISX to conduct an open auction

o        04/20/01 - Offers to BUY at $32 per share

VISX Acts In Best Interest of All Stockholders

o        04/23/01 - Invites Icahn to present formal offer

o        04/26/01 - Adopts chewable pill for offers at or above $32 per share

o        04/26/01 - ISS recommends vote for VISX director nominees

                      Icahn Withdraws from Proxy Contest


[VISX LOGO]
slide 20

Icahn History Overview cont'd

Icahn's Second Attempt
o        11/20/01 - Announces intent to nominate 5 individuals to VISX Board
                    Icahn Withdraws Once Again

Icahn's Third Attempt
o        04/10/03 - Icahn nominates Keith Meister to VISX Board


[VISX LOGO]
slide 21

Board Nominees


ELIZABETH H. DAVILA
Director since: 1995            Chairman of the Board, President and Chief Executive Officer, VISX, Inc.

Age: 58                         Member of Board of Directors of Nugen Technologies, Inc.
                                Prior Board Membership:  VidaMed, Inc.

                                Previously: President, COO of VISX (1999 to 2001).  Executive Vice President, COO of VISX
                                (1995 to 1999).  Senior management
                                positions with Syntex Corporation (1977 to 1994).


LAUREEN DE BUONO
Director since: 2003            Member of Board of Directors of INVIVO Corporation.

Age: 45                         Previously: Executive VP, CFO of Critical Path (2001 to 2003). Management and financial consultant for various public and private companies (2000 to 2001). CFO, COO of More.com (1999 to 2000).
                                Executive VP, COO, CFO of Resound Corporation (1998 to 1999). Executive, corporate positions at
                                Nellcor Puritan Bennett (1992 to 1998). Division and Corporate Counsel of the Clorox Company (1987
                                to 1992).


[VISX LOGO]


slide 22

GLENDON E. FRENCH
Director since: 1995            Prior Board Membership:  Applied Immune Sciences, Inc.

Age: 69                         Previously: CEO of Imagyn Medical, Inc. (1992 to 1994). Chairman of Imagyn (1992 to 1995).
                                Chairman, CEO, director of Applied Immune Sciences, Inc. (1989 to 1992). President of the Health
                                and Education Services Sector of ARA Services, Inc. (1982 to 1988). President of American Critical
                                Care (1972 to 1982).


JOHN W. GALIARDO
Director since: 1996            Member of the Board of Directors of MedSource Technologies, Inc. Prior Board Membership: Vice
                                Chairman of Becton Dickinson & Co.

Age: 69                         Previously: VP and General Counsel of Becton Dickinson (1977 to 1994). Assistant General Counsel
                                of E.R. Squibb & Sons. Associated with the law firm of Dewey, Ballantine, Bushby, Palmer & Wood in
                                New York City. Former Chairman of the Health Industry Manufacturers Association.

[VISX LOGO]


slide 23

JAY T. HOLMES
Director since: 1999            Member of the Advisory Board of Directors of Rochester Energy Group. Prior Board Membership:
                                Bausch & Lomb, Finger Lakes Blue Cross/Blue Shield, Rochester Energy Group, M2Methods.net
Age: 60
                                Previously: Executive VP, Chief Administrative Officer at Bausch & Lomb (1995 to 1996). Senior VP,
                                Chief Administrative Officer at Bausch & Lomb (1993 to 1995). Senior VP, Corporate Affairs at
                                Bausch & Lomb (1983 to 1993). VP, General Counsel at Bausch & Lomb (1981 to 1983). Member of the
                                Board of Directors of Bausch & Lomb (1986 to 1996).


GARY S. PETERSMEYER

Director since: 2001            Chairman of the Board for the Positive Coaching Alliance formed originally at Stanford University.
                                Prior Board Membership: Cardiometrix
Age: 56
                                Previously: Interim CEO of Eunoe Corporation (2002). Consultant to Pherin Pharmacueticals Inc.
                                (2001 to 2002). President, COO, director of Eunoe Corporation (2000 to 2001). Consultant to several companies, including Inamed Corp (1999 to 2000). President, CEO, director (1997 to 1999).
                                COO, director of Collagen Aesthetics Inc. and Collagen Corporation (1995 to 1997). VP of Managed
                                Health Care at Syntex Corporation (1990 to 1995). President, CEO, director of Beta Phase Inc.
                                (1986 to 1990). President of the Optics Division of CooperVision and General Manager of its
                                Ophthalmic Products Division (1982 to 1986). Series of positions in corporate development, market research, and marketing for Syntex Corporation (1976 to 1982).


[VISX LOGO]


slide 24
RICHARD B. SAYFORD

Director since: 1995            Chairman of the Board of Directors of HCA -- HealthOne, L.L.C. Prior Board Membership: MCI Corp,
                                American Fiber Optics, Laser Technologies
Age: 72
                                Previously: Founding investor of MCI Communications Co. Served as a member of the Board of
                                Directors of MCI (1980 to 1998). Former President of Amdahl International, Ltd. and Corporate VP
                                of Amdahl Corporation. Held various management positions with IBM Corporation.


[VISX LOGO]
slide 25

                        VISX HAS THE RIGHT TEAM IN PLACE TO:

                              o GROW THE COMPANY AND
                              o CREATE LONG-TERM VALUE

                              FOR ALL OUR STOCKHOLDERS


[VISX LOGO]
slide 26

                     THE LEADER IN LASER VISION CORRECTION



                                  [VISX LOGO]

                                     VISX
                                 INCORPORATED

                             WE MAKE THINGS CLEAR